United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive
Suite 600
Saint Louis, Missouri 63141
(Address of principal executive offices)
(314) 529-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2020, Perficient, Inc. (“Perficient” or the “Company”) announced its financial results for the three and six months ended June 30, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.3 but excluding the information set forth in Item 5.02 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information and Exhibits 99.1 and 99.3 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 28, 2020, the Board of Directors (the “Board”) of Perficient approved an increase in the size of the Board from six directors to seven directors and appointed Nancy C. Pechloff to fill the newly-created vacancy. Ms. Pechloff will be compensated in accordance with the Company’s non-employee director compensation policy as described in the Company’s proxy statement for its 2020 annual meeting of stockholders, filed with Securities and Exchange Commission on April 8, 2020, under the heading “Compensation of Directors.”

Ms. Pechloff was not appointed pursuant to any arrangement or understanding with any other person. The Board has determined that Ms. Pechloff is independent in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Global Select Market. Ms. Pechloff will not be joining any committees of the Board at this time.

On July 29, 2020, the Company issued a press release announcing the appointment of Ms. Pechloff to the Board. The press release is included herewith as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

Financial Results Presentation

        On July 30, 2020, Perficient posted on the Investor Relations page of its website at www.perficient.com a slide presentation related to its second quarter ended June 30, 2020 financial results and operating metrics. A copy of the slide presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K. The information contained or incorporated in our website is not part of this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated July 30, 2020, announcing financial results for the three and six months ended June 30, 2020
99.2	Perficient, Inc. Press Release, dated July 29, 2020, announcing the appointment of Nancy C. Pechloff to the Company’s Board of Directors
99.3	Perficient, Inc. Q2 2020 Financial Results Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date:	July 30, 2020	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer